Exhibit 10.1

US$6,000,000 - 12% Convertible 3-year Notes plus Equity

Diagnostic Imaging International Corp.

OTCBB: DIIG

Contact:  Mitchell Geisler, President

647-288-1508

848 N. Rainbow Blvd #2494, Las Vegas, Nevada 89107

mitch@diig.biz www.diig.biz

April 2014

SECURITIES PURCHASE AGREEMENT

Diagnostic Imaging International Corporation

848 N. Rainbow Blvd. #2494

Las Vegas, Nevada  89107

The undersigned (the "Investor") hereby confirms its agreement with you as follows:

1.

This Securities Purchase Agreement is made as of the date set forth below between Diagnostic Imaging International Corporation, a Nevada corporation (the "Company"), and the Investor, which is one of multiple investors making an aggregate investment of up to $6,000,000. The Company reserves the right to sell additional securities for a larger aggregate investment, without notice to the Investor, and the Investor may experience dilution in respect of any sales beyond the above stated amount.

2.

The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor for an aggregate purchase price of $ _____________(the “Purchase Price”), a Convertible Promissory Note in principal amount equal to the Purchase Price (the “Note”), with an initial conversion price of $0.15 for one share (a “Note Share” or if more than one Note Share the “Note Shares”) of the Company's common stock, par value $0.001 per share (the “Common Stock”).  The Note will bear interest at the rate of 12% per annum, payable monthly, with the principal due on ______________, 20___.  In addition, the Company and the Investor agree that there is a greater risk inherent in a larger investment by an Investor, and therefore the Company and the Investor agree to compensate the Investor for the greater risk, at Closing, the Company will instruct its transfer agent to issue to the Investor as a supplemental investment for the same amount invested, and not in connection with the conversion of the Note, a number of shares of its Common Stock as follows, the Investor will be issued one share for each dollar invested in the Note (the common stock being issue pursuant to the foregoing being referred to as the “Shares”). Together the Note and Shares are referred to as the “Securities”.

3.

The Company and the Investor agree that the purchase and sale of the Note and issuance of the Shares is subject to the Terms and Conditions for Purchase attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Unless otherwise requested by the Investor in Exhibit A, the Note and Shares issued to the Investor will be issued in the Investor's name and address as set forth below. The form of Note is attached hereto as Exhibit B.

4.

The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or its affiliates, other than as a passive stockholder, if at all, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company that is greater than 5% of the current issued and outstanding shares of common stock as reported in the latest report filed by the Company with the United States Securities and Exchange Commission, and (c) neither it, nor any affiliate of the Investor, has any direct or indirect affiliation or association with any Finance and Regulatory Authority, Inc. ("FINRA") member. Exceptions:

(If no exceptions, write "none." If left blank, response will be deemed to be "none.")

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: _________________, 201_

By:
Name:
Title:

Address:

AGREED AND ACCEPTED:

DIAGNOSTIC IMAGING INTERNATIONAL CORPORATION

By: ____________________

Name: Mitchell Geisler

Title: Chief Executive Officer

[SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE]

EXHIBIT A

DIAGNOSTIC IMAGING INTERNATIONAL CORPORATION

CERTIFICATE QUESTIONNAIRE

Please provide us with the following information:

1.	The exact name in which your Note and Shares are to be registered. You may use a nominee name if appropriate:

2.	If a nominee name is listed in response to Item 1 above, the relationship between the Investor and such nominee:

3.	The mailing address of the registered holder listed in response to Item 1 above:

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to Item 1 above:

Note: If the registered holder does not have a Social Security or Tax Identification Number, please provide a copy of the registered holder's passport, or if an entity, a copy of the passport of one of the registered holder's principals.

EXHIBIT C

DIAGNOSTIC IMAGING INTERNATIONAL CORPORATION

INVESTOR QUESTIONNAIRE

(All information will be treated confidentially)

To:

Diagnostic Imaging International Corporation

The undersigned hereby acknowledges the following:

This Investor Questionnaire ("Questionnaire") must be completed by a potential investor in connection with the offer and sale of a Convertible Promissory Note (the “Note”), and shares of Common Stock, par value $0.001 per share (“Shares”), of Diagnostic Imaging International Corporation (the "Company"). The Note and Shares (together the “Securities”) are being offered and sold by the Company without registration under the Securities Act of 1933, as amended (the "Securities Act"), and the securities laws of certain states, in reliance on the exemptions contained in Section 4 of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Company must determine that a potential investor meets certain suitability requirements before offering or selling the Securities to such investor. The purpose of this Questionnaire is to assure the Company that the investor will meet the applicable suitability requirements. The information supplied by the undersigned will be used in determining whether the undersigned meets such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. The undersigned's answers will be kept strictly confidential. However, by signing this Questionnaire the undersigned will be authorizing the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Securities Act or the securities laws of any state and that the undersigned otherwise satisfies the suitability standards applicable to the investor of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. The undersigned shall print or type its responses and attach additional sheets of paper if necessary to complete its answers to any item.

A.

Background Information

Name:

Business Address:
(Number and Street); (City) (State); (Zip Code)
Telephone Number:

Residence Address:

(Number and Street); (City) (State); (Zip Code)

Telephone Number:

Age:	Citizenship:	Where registered to vote:

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:

State of formation:	Date of formation:

Social Security or Taxpayer Identification No. __________________________________

Send all correspondence to (check one): _____Residence Address ____ Business Address

B.

Status as Accredited Investor

The undersigned is an "accredited investor" as such term is defined in Regulation D under the Securities Act, because at the time of the sale of the Shares the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):

_____ (1) a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

_____ (2) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

_____ (3) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, as a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000;

_____ (4) a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase of the Shares exceeds $1,000,0001;

_____ (5) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

___________________________

1 As used in this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (4), the principal/primary residence of the investor must be excluded. In determining income, the investor should add to the investor's adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depreciation, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

_____ (6) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

_____ (7) an entity in which all of the equity owners are accredited investors (as defined above).

C.

Representations

The undersigned hereby represents and warrants to the Company as follows:

1.

Any purchase of the Securities would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

2.

The information contained herein is complete and accurate and may be relied upon by the Company, and the undersigned will notify the Company immediately of any material change in any of such information occurring prior to the closing, if any, with respect to the purchase of the Securities by the undersigned or any co-Investor.

3.

There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

4.

The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned's net worth and financial circumstances, and any purchase of the Securities will not cause such commitment to become excessive. The undersigned is able to bear the economic risk of an investment in the Securities.

5.

The undersigned has carefully considered the potential risks relating to the Company and a purchase of the Securities and fully understands that the Securities are speculative investments which involve a high degree of risk of loss of the undersigned's entire investment.

6.

The following is a list of all states and other jurisdictions in which blue sky or similar clearance will be required in connection with the undersigned's purchase of the Securities:

________________________________________

________________________________________

________________________________________

The undersigned agrees to notify the Company in writing of any additional states or other jurisdictions in which blue sky or similar clearance will be required in connection with the undersigned's purchase of the Securities.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this ____ day of __________, 2014, and declares under oath that it is truthful and correct.

Investor Name:

Investor Signature:

Name:
Title:

(required for an Investor that is a corporation, partnership, trust or other entity)

All Diagnostic Imaging International Corp. SEC filings incorporated by reference for this document can be found at www.diig.biz/wrap2014.html

I acknowledge that I have read and reviewed all of the Diagnostic Imaging International Corp. SEC filings located at the above website location.

___________________________

Signature

___________________________

Printed Name

___________________________

Date